UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2020 (August 31, 2020)

PIER 1 IMPORTS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-07832	75-1729843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

685 JOHN B SIAS MEMORIAL PARKWAY, SUITE 255 FORT WORTH, TEXAS	76134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 252-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PIRRQ	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

*

On February 18, 2020, the New York Stock Exchange (“NYSE”) notified Pier 1 Imports, Inc. that it would apply to the Securities and Exchange Commission (the “SEC”) to delist the common stock of Pier 1 Imports, Inc. upon completion of all applicable procedures. A Form 25 was filed with the SEC by the NYSE on March 3, 2020 and the delisting of the common stock became effective 10 days later. The deregistration of the common stock under section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) became effective on June 1, 2020.

Item 1.03. Bankruptcy or Receivership.

Pier 1 Imports, Inc. (the “Company”) announced on February 18, 2020, that, among other things, the Company and its subsidiaries (together, the “Debtors”) each filed a voluntary petition in the U.S. Bankruptcy Court for the Eastern District of Virginia (the “Bankruptcy Court”) requesting relief under Chapter 11 of Title 11 of the United States Bankruptcy Code (collectively, the “Chapter 11 Proceedings”). The Chapter 11 Proceedings are being jointly administered under the caption and case number: In re Pier 1 Imports, Inc., et al., Case No. 20-30805 (KRH). On June 23, 2020 the Company filed with the Bankruptcy Court the Amended Joint Chapter 11 Plan of Pier 1 Imports, Inc. and Its Debtor Affiliates. On July 30, 2020 the Bankruptcy Court held a confirmation hearing.

Confirmation of Plan

On July 30, 2020, following the confirmation hearing held on that date, the Bankruptcy Court entered the Order Confirming the Amended Joint Chapter 11 Plan of Pier 1 Imports, Inc. and its Debtor Affiliates (as it may be amended, supplemented or otherwise modified the “Confirmation Order”). The Confirmation Order confirmed the Amended Joint Chapter 11 Plan of Pier 1 Imports, Inc. and Its Debtor Affiliates (as it may be amended, supplemented or otherwise modified, the “Confirmed Plan”). Copies of the Confirmed Plan and Confirmation Order are filed as Exhibits 2.1 and 99.2, respectively, to this Current Report on Form 8-K, and are incorporated by reference into this Item 1.03. Capitalized terms used in this Current Report on Form 8-K and not otherwise defined will have the meanings given to them in the Confirmation Order and Confirmed Plan.

Summary of Confirmed Plan

The Confirmed Plan provides that on the Effective Date of the Confirmed Plan a Plan Administrator selected by the Term Lenders and consented to by the Company will be appointed and empowered to implement the Confirmed Plan, collect and distribute the proceeds from the liquidation of the Debtors and administer the wind-down of the Wind-Down Debtors in accordance with the Confirmed Plan, in the same fiduciary capacity as applicable to a board of managers, directors and officers. Subject to the provisions of the Confirmed Plan, the Plan Administrator will have all the rights, powers, and duties necessary to carry out his responsibilities under the Confirmed Plan in accordance with the Confirmation Order. Among other things, the Plan Administrator’s responsibilities include: (i) liquidating, receiving, holding, investing, supervising, and protecting the assets of the Wind-Down Debtors; (ii) taking all steps to execute all instruments and documents necessary to effectuate the distributions to be made under the Confirmed Plan; (iii) employing, retaining, terminating, or replacing professionals to represent it with respect to its responsibilities; (iv) paying all reasonable fees, expenses, debts, charges, and liabilities of the Wind-Down Debtors; (v) administering and paying taxes of the Wind-Down Debtors, including filing tax returns; and (vi) exercising such other powers as may be vested in it pursuant to order of the Bankruptcy Court or pursuant to the Confirmed Plan, or as it reasonably deems to be necessary and proper to carry out the provisions of the Confirmed Plan.

The Confirmed Plan provides for appointment of a Monitor to work cooperatively with the Plan Administrator to ensure compliance with the Wind-Down Budget and a Claims Representative to ensure an efficient and fair claims reconciliation process and to oversee the prosecution of estate causes of action, among other things.

The Confirmed Plan creates nine classes of claims against and interests in the Debtors. Holders of allowed claims in Class 1 (Other Priority Claims), Class 2 (Other Secured Claims), Class 3 (ABL Claims), Class 4 (Term Loan Claims) and Class 5 (General Unsecured Claims) are entitled to receive certain distributions, to the extent of available Distributable Proceeds after payment of more senior claims pursuant to the Waterfall Recovery priority provisions of the Confirmed Plan. Holders of claims in Class 6 (Intercompany Claims), Class 7 (Intercompany Interests), Class 8 (Interests in Pier 1) (which includes holders of Pier 1 Imports, Inc. common stock) and Class 9 (Section 510(b) Claims) will not receive any distributions or receive or retain any property under the Confirmed Plan on account of such claims and interests. The Confirmed Plan also provides for the establishment of reserves from which payment will be made of Administrative Claims, Priority Tax Claims, Professional Fee Claims and for purposes of resolving disputed claims and ongoing disputes, and funding various costs and expenses associated with the administration of the Confirmed Plan and the wind down of the businesses of the Wind-Down Debtors. The Confirmed Plan reflects the terms of certain settlements among the Debtors and various creditor constituencies that were accepted by the Debtors and such creditors, and approved by the Bankruptcy Court, as being in the best interest of the Debtors, their respective Estates, and holders of Claims and Interests, and fair, equitable and reasonable.

The Effective Date of the Confirmed Plan will be the Business Day selected by the Debtors on which: (a) no stay of the Confirmation Order is in effect; (b) all conditions precedent specified in Article IX.A of the Confirmed Plan have been satisfied or waived (in accordance with Article IX.B of the Confirmed Plan); and (c) the Confirmed Plan is declared effective by the Bankruptcy Court. The Effective Date is anticipated to occur between October 1, 2020 and October 10, 2020.

The foregoing description is a summary of the material terms of the Confirmed Plan, does not purport to be complete and is qualified in its entirety by reference to the full text of the Confirmed Plan filed as Exhibit 2.1 to this Current Report on Form 8-K.

Cautionary Note to Holders of the Company’s Common Stock

As of August 1, 2020, the Company had 4,125,857 shares of common stock outstanding. The Confirmed Plan, as approved by the Bankruptcy Court, provides that the holders of the Company’s common stock will not receive any distribution on account of their equity interests. The Company’s common stock will be cancelled on the Effective Date. The Company intends to file a Form 15 with the Securities and Exchange Commission deregistering the Company’s common stock pursuant to Rule 12g-4(a)(1) under the Securities Exchange Act of 1934 upon or promptly following the Effective Date. The Company’s common stock may continue to be quoted on the OTC Pink Market, but under the terms of the Confirmed Plan the common stock has no underlying asset value and the

Company’s stockholders should not view the trading activity of the common stock on the OTC Pink Market or any other market or trading platform as indicating that there is any prospect that the Company’s stockholders might realize any value from their common stock in connection with the liquidation of the Company.

No shares of the Company’s common stock will be reserved for future issuance in respect of claims and interests filed and allowed under the Confirmed Plan or pursuant to the exercise of any rights, options or other obligations of the Company to issue its common stock.

Item 3.03. Material Modification to Rights of Security Holders.

The Confirmed Plan provides that on the Effective Date, except as otherwise specifically provided for in the Confirmed Plan, any certificate, share, note, bond, indenture, purchase right, or other instrument or document, directly or indirectly evidencing or creating any indebtedness or obligation of or ownership interest, equity, or portfolio interest in the Debtors, or any warrants, options, or other securities exercisable or exchangeable for, or convertible into, debt, equity, ownership, or profits interests in the Debtors giving rise to any Claim or Interest, will be canceled and deemed surrendered as to the Debtors and the Debtors will not have any continuing obligations thereunder. The Confirmed Plan further provides that the obligations of the Debtors pursuant, relating, or pertaining to any agreements, indentures, certificates of designation, bylaws, or certificates or articles of incorporation or similar documents governing the shares, certificates, notes, bonds, indenture, purchase rights, options, warrants, or other instruments or documents evidencing or creating any indebtedness or obligation of the Debtors shall be fully released, settled, and compromised.

The certificates, shares and ownership interests and related agreements, purchase rights, options and warrants to be cancelled on the Effective Date include all of the Company’s common stock and related share purchase rights.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Confirmed Plan provides that on the Effective Date the Company’s board of directors will be dissolved and any remaining officers will be dismissed. Each of the Company’s directors, Cheryl A. Bachelder, Robert L. Bass, Pamela B. Corrie, Hamish A. Dodds, Brendan L. Hoffman, Katherine M. A. (“Allie”) Kline, Terry E. London, Steven G. Panagos, Michael A. Peel, Robert J. Riesbeck and Ann M. Sardini, and the Company’s remaining officers, including Robert J. Riesbeck, Chief Executive Officer and Chief Financial Officer, will cease to be directors and officers of the Company on the Effective Date.

Item 7.01 Regulation FD Disclosure

On August 31, 2020, the Debtors filed with the Bankruptcy Court their monthly operating report for the period beginning July 1, 2020 and ending July 31, 2020 (the “Monthly Operating Report”). The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Current Report on Form 8-K (including the exhibit hereto) (this “Form 8-K”) will not be deemed an admission as to the materiality of any information disclosed herein. The Monthly Operating Report and other documents filed with the Bankruptcy Court are available for inspection at https://dm.epiq11.com/case/pier1. Documents and other information available on such website are not part of this Form 8-K and are not deemed to be incorporated by reference in this Form 8-K.

The information contained in this Item 7.01, including Exhibit 99.1, are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and are not deemed to be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission (the “SEC”), whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles, is in a format prescribed by applicable bankruptcy laws or rules, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

As reported in a Form 12b-25 filed by the Company on May 28, 2020, the Company is not filing an Annual Report on Form 10-K for the fiscal year ended February 29, 2020, or any other reports on Forms 10-Q or 10-K for subsequent periods. Instead, the Company intends to file Current Reports on Form 8-K containing the Company’s monthly operating reports that are filed by the Company with the Bankruptcy Court.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements contained in this Form 8-K and the Monthly Operating Report may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. The Company may also make forward-looking statements in other reports filed with the SEC, in press releases, in presentations and in material delivered to the Company’s stakeholders, including creditors and shareholders. Forward-looking statements provide current expectations of future events based on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments, and other relevant factors. These statements encompass information that does not directly relate to any historical or current fact and often may be identified with words such as “believe,” “expect,” “estimate,” “anticipate,” “plan,” “may,” “will,” “intend” and other similar expressions.

Risks and uncertainties that may affect the Company’s operations and performance include, among others: risks and uncertainties associated with the Chapter 11 Proceedings; the effects of public health emergencies, including the COVID-19 pandemic; risks and uncertainties related to, and the impact of, the closure of the Company’s stores nationwide and its corporate headquarters, the length of time its stores and corporate headquarters are closed and the associated costs and loss of revenue and impact on liquidity; the failure by the Company to identify, develop and successfully implement immediate action plans; the inability of the Company to source, ship and deliver items of acceptable quality to its U.S. distribution and fulfillment centers, stores and customers at reasonable prices and rates in a timely fashion; risks related to outsourcing certain business processes to third-party vendors, including disruptions in business, cyber security threats and increased costs; an overall decline in the health of the U.S. economy and its impact on consumer confidence and spending; disruptions in the Company’s domestic supply chain or e-commerce website; failure to successfully manage and execute the Company’s marketing initiatives; the Company’s access to adequate operating cash flow, trade credit, borrowed funds and capital to fund its operations and pay its obligations as they become due, including the impact of continued deterioration of the Company’s financial performance or adverse trends or disruption in the global credit and equity markets; failure to attract, motivate and retain an effective management team or changes in the cost or availability of a suitable workforce; risks related to the Company’s dependence on technology in the operation of its business; failure to protect consumer data; risks related to cybersecurity and e-commerce related fraud; factors beyond the Company’s control, including general economic and market conditions, fluctuations in the Company’s financial condition; and regulatory and legal risks.

The Company assumes no obligation to update or otherwise revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied will not be realized. Additional information concerning these risks and uncertainties is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended March 2, 2019, as filed with the SEC and in the Company’s other filings with the SEC.

Item 9.01 Financial Statements and Exhibits

(a) - (c) Not Applicable.

(d)         Exhibits.

Exhibit	Description

2.1	Amended Joint Chapter 11 Plan of Pier 1 Imports, Inc. and Its Debtor Affiliates

99.1	Monthly Operating Report for the period beginning July 1, 2020 and ending July 31, 2020

99.2	Order Confirming the Amended Joint Chapter 11 Plan of Pier 1 Imports, Inc. and its Debtor Affiliates

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.

Date: September 4, 2020	By:	/s/ Robert J. Riesbeck
Robert J. Riesbeck
Chief Executive Officer and Chief Financial Officer